                                                                 Exhibit (a)(3)
                                                                 --------------

                         NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

                            TO TENDER CLASS A SHARES
                                       OF

                             NACCO INDUSTRIES, INC.

           PURSUANT TO ITS OFFER TO PURCHASE, DATED NOVEMBER 18, 1996

     The attached form, or a form substantially equivalent to the attached form, must be used to accept the Offer if certificates for shares of Class A Common Stock, par value $1.00 per share, of NACCO Industries, Inc., and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer or if procedures for book-entry transfer cannot be completed by the expiration of the Offer. Such form may be delivered by hand, facsimile transmission, or mailed to the Depositary. See "How to Tender Shares" in the Offer to Purchase.

           TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, AS DEPOSITARY

                                             BY HAND:
                             First Chicago Trust Company of New York
                                    ATTN: Tenders & Exchanges
                                 C/O The Depository Trust Company
        BY MAIL:                     55 Water Street, DTC TAD               BY OVERNIGHT COURIER:
   Tenders & Exchanges           Vietnam Veterans Memorial Plaza             Tenders & Exchanges
P.O. Box 2559-Suite 4660                New York, NY 10041                      14 Wall Street
 Jersey City, New Jersey                                                     Suite 4680-8th Floor
       07303-2559                   BY FACSIMILE TRANSMISSION:             New York, New York 10005
                                          (201) 222-4720
                                                or
                                          (201) 222-4721
                                      Confirm by Telephone:
                                          (201) 222-4707

     Delivery of this Notice of Guaranteed Delivery to an address other than those shown above or transmission of instructions via a facsimile number other than those listed above does not constitute a valid delivery.

     FOR THIS NOTICE OF GUARANTEED DELIVERY TO BE EFFECTIVE, IT MUST BE SIGNED BY BOTH THE TENDERING SHAREHOLDER AND THE GUARANTOR.

              THE OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS
               WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
           ON MONDAY, DECEMBER 16, 1996, UNLESS THE OFFER IS EXTENDED.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THAT SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to NACCO Industries, Inc. (the "Company"), at the price per share indicated below, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated November 18, 1996 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number (indicate below) of shares of Class A Common Stock, par value $1.00 per share (the "Shares"), of the Company, pursuant to the guaranteed delivery procedure set forth in "How to Tender Shares" in the Offer to Purchase.

                (SEE INSTRUCTION 5 OF THE LETTER OF TRANSMITTAL)

  NUMBER OF SHARES BEING TENDERED HEREBY:

                        PRICE (IN DOLLARS) PER SHARE AT
                        WHICH SHARES ARE BEING TENDERED

                            ------------------------

                              CHECK ONLY ONE BOX.
                     IF MORE THAN ONE BOX IS CHECKED, OR IF
                      NO BOX IS CHECKED, THERE IS NO VALID
                               TENDER OF SHARES.

                            SHARES TENDERED AT PRICE
                          DETERMINED BY DUTCH AUCTION

  [ ] The undesigned wants to maximize the chance of having the Company purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the Dutch auction tender process. This action could result in receiving a price per Share as low as $43.50 or as high as $50.00.

                                       OR

                            SHARES TENDERED AT PRICE
                           DETERMINED BY SHAREHOLDER

                [ ] $44.00    [ ] $45.00    [ ] $46.00    [ ] $47.00    [ ] $48.00    [ ] $49.00
                [ ] $44.125   [ ] $45.125   [ ] $46.125   [ ] $47.125   [ ] $48.125   [ ] $49.125
                [ ] $44.250   [ ] $45.250   [ ] $46.250   [ ] $47.250   [ ] $48.250   [ ] $49.250
                [ ] $44.375   [ ] $45.375   [ ] $46.375   [ ] $47.375   [ ] $48.375   [ ] $49.375
 [ ] $43.500    [ ] $44.500   [ ] $45.500   [ ] $46.500   [ ] $47.500   [ ] $48.500   [ ] $49.500
 [ ] $43.625    [ ] $44.625   [ ] $45.625   [ ] $46.625   [ ] $47.625   [ ] $48.625   [ ] $49.625
 [ ] $43.750    [ ] $44.750   [ ] $45.750   [ ] $46.750   [ ] $47.750   [ ] $48.750   [ ] $49.750
 [ ] $43.875    [ ] $44.875   [ ] $45.875   [ ] $46.875   [ ] $47.875   [ ] $48.875   [ ] $49.875
                                                                                      [ ] $50.00

                                    ODD LOTS
                (SEE INSTRUCTION 6 OF THE LETTER OF TRANSMITTAL)

The undersigned either (check one box):

[ ] was the beneficial owner as of the close of business on November 13, 1996 of an aggregate of fewer than 100 Shares, all of which are being tendered, or

[ ]  is a broker, dealer, commercial bank, trust company or other nominee that
     (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on November 13, 1996 an aggregate of fewer than 100 Shares, and is tendering all of such Shares.

Number of Shares:...............................................................

Certificate Nos. (if available):

 ................................................................................

 ................................................................................

If Shares will be tendered by book-entry transfer:

Name of Tendering
Institutions:...................................................................

 ................................................................................

Account No......................................................................

[ ] The Depository Trust Company

                                   SIGN HERE

 ................................................................................

 ................................................................................
                                  SIGNATURE(S)

Dated: ..................................................................., 1996

Name(s) of Shareholders:

 ................................................................................

 ................................................................................
                              PLEASE TYPE OR PRINT

 ................................................................................
                                    ADDRESS

 ................................................................................
                                    ZIP CODE

 ................................................................................
                          AREA CODE AND TELEPHONE NO.

 ................................................................................
                     TAXPAYER ID NO. OR SOCIAL SECURITY NO.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter of Transmittal (or copy thereof) or an Agent's Message (as defined in the Offer to Purchase) and any other required documents, all within three New York Stock Exchange, Inc. trading days of the date hereof.

                                            ....................................
                                                        NAME OF FIRM

                                            ....................................
                                                    AUTHORIZED SIGNATURE

                                            ....................................
                                                            NAME

                                            ....................................
                                                          ADDRESS

                                            ....................................
                                                          ZIP CODE

Dated: ..............., 1996                ....................................
                                                  AREA CODE AND TELEPHONE NO.

DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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